                                                                   Exhibit 99(b)

                            NOTICE OF GUARANTEED DELIVERY

                       (NOT TO BE USED FOR SIGNATURE GUARANTEE)

                           TO TENDER SHARES OF COMMON STOCK
                                          OF
                          THE WASHINGTON WATER POWER COMPANY
                            PURSUANT TO THE EXCHANGE OFFER
                           MADE PURSUANT TO THE PROSPECTUS
                                 DATED _______, 1998
                           AND RELATED LETTER OF TRANSMITTAL

     This form, or a form substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for shares (the "Common Shares") of Common Stock, no par value, of The Washington Water Power Company (the "Company") cannot be delivered to The Bank of New York, as Exchange Agent and Depositary, by the Expiration Date (as defined in the Prospectus of the Company dated _______, 1998 (the "Prospectus")), (ii) the procedure for book-entry transfer of Common Shares (as described in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a manually signed facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent and Depositary prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mailed to the Exchange Agent and Depositary.

TO:  THE BANK OF NEW YORK, EXCHANGE AGENT AND DEPOSITARY

                            BY HAND OR OVERNIGHT DELIVERY:

                             Tender & Exchange Department
                                  101 Barclay Street
                              Receive and Deliver Window
                              New York, New York  10286

                                       BY MAIL:
                      (REGISTERED OR CERTIFIED MAIL RECOMMENDED)

                                    P.O. Box 11248
                                Church Street Station
                            New York, New York  10286-1248

                              BY FACSIMILE TRANSMISSION:
                           (FOR ELIGIBLE INSTITUTIONS ONLY)

                                    (212) 815-6213

                   CONFIRM RECEIPT OF NOTICE OF GUARANTEED DELIVERY
                                    BY TELEPHONE:

                                    (800) 507-9357

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION HEREOF VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

                                    EXCHANGE OFFER




Ladies and Gentlemen:

     The undersigned hereby tenders to The Washington Water Power Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the Common Shares specified below, pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Procedure for Tender."



                                                SIGN HERE FOR EXCHANGE OFFER
Number of Common Shares tendered pursuant to Exchange Offer:____________________

Certificate Nos. (if available)
                                                --------------------------------
-------------------------------------
                                                --------------------------------
-------------------------------------                   (Signature(s))

-------------------------------------



If Common Shares will be tendered pursuant to
  Exchange Offer by book-entry transfer:        --------------------------------
                                                    (Name(s)) (Please Print)
Name of Tendering Institution:_______


-------------------------------------           --------------------------------
                                                            (Address)

DTC Account No.
               ----------------------           --------------------------------
                                                            (Zip Code)


                                                --------------------------------
                                                  (Area Code and Telephone No.)

                                      GUARANTEE
                       (Not to be used for signature guarantee)

     The undersigned, a firm that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees (a) that the above named person(s) "own(s)" the Common Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended,
(b) that such tender of Common Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent and Depositary either the Common Shares so tendered hereby pursuant to the Exchange Offer, in proper form for transfer, or confirmation of the book-entry transfer of the Common Shares tendered hereby into the account of the Exchange Agent and Depositary at The Depositary Trust Company, together with the applicable properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent's Message (as defined in the Prospectus) in connection with a book-entry transfer, with any required signature guarantees and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice.

                                                -------------------------------
                                                        (Name of Firm)


                                                -------------------------------
                                                     (Authorized Signature)


                                                -------------------------------
                                                            (Title)


                                                -------------------------------
                                                           (Address)

Name:
     -----------------------------              --------------------------------
                                                           (Zip Code)


                                                --------------------------------
                                                  (Area Code and Telephone No.)
----------------------------------
Dated:



       DO NOT SEND CERTIFICATES FOR COMMON SHARES WITH THIS FORM.  CERTIFICATES
            FOR COMMON SHARES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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